Prospectus Supplement dated March 31, 2020
Prospectus Form #/Date
Product Name	National	New York
RiverSource ® Innovations Select Variable Annuity	45304 CF (4/19) / April 29, 2019	45313 V (4/13) / April 29, 2013
RiverSource ® FlexChoice Select Variable Annuity	45307 CF (4/19) / April 29, 2019	274320 J (4/13) / April 29, 2013
Evergreen New Solutions Select Variable Annuity	45308 CF (4/19) / April 29, 2019
RiverSource ® Endeavor Select Variable Annuity	273417 CF (4/19) / April 29, 2019	273480 R (4/13) / April 29, 2013
RiverSource ® Innovations Classic Select Variable Annuity	45312 CF (4/19) / April 29, 2019
Evergreen Pathways Select Variable Annuity	45309 CF (4/19) / April 29, 2019
RiverSource ® Builder Select Variable Annuity	45303 CF (4/19) / April 29, 2019
RiverSource ® Signature Variable Universal Life Insurance	S-6482 K (1/07) / January 2, 2007
RiverSource ® Signature Select Variable Annuity	45300 CF (4/19) / April 29, 2019
RiverSource ® Signature One Select Variable Annuity	45301 CF (4/19) / April 29, 2019
The following information describes changes to certain investment options offered under certain variable annuity contracts and variable life insurance policies (the “Contracts”) listed above. Please retain this supplement with your latest printed prospectus for future reference.
The Board of the Trustees of BNY Mellon Variable Investment Fund (“the “Trust”) has approved the liquidation of International Value Portfolio (the “Fund”), a series of the Trust, effective on or about April 30, 2020 (the “Liquidation Date”).
Effective on or about March 31, 2020, investments for new accounts will not be accepted into the Fund. The Fund will continue to accept subsequent payments for existing accounts until the Liquidation date. It is anticipated that the Fund’s assets (including the Service Shares held by the variable account) will be liquidated on the Liquidation Date, at which time shareholders will receive a liquidating distribution in an amount equal to the accumulation unit value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation date.
If you have Contract value allocated to the Fund, you may transfer it to any other available investment option prior to the Liquidation Date. Such transfers will not count toward any Contract level limitation on the number of transfers allowed per year. Any Contract value remaining in the Fund on the Liquidation Date will be transferred to the Columbia Variable Portfolio – Government Money Market Fund without charge. Thereafter, the Fund will no longer be available as an investment option under your Contract.
For 60 days after the Liquidation Date, you may transfer Contract value allocated to the Columbia Variable Portfolio – Government Money Market Fund to any other investment option available under your Contract without charge. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year.
To obtain a prospectus for the funds available under your Contract, contact us at the address or phone number shown on the first page of your Contract’s prospectus.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
45304-15 A (03/20)
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